SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 8, 2017

 MACQUARIE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K filed on August 2, 2017, Macquarie Infrastructure Corporation (the “Company”) agreed to issue $125.0 million of shares of its common stock, par value $0.001 per share (the “Restricted Shares”) to affiliates of White Deer Energy and Blue Water Energy LLP (the “Holders”) as partial consideration in the acquisition by ITT Holdings LLC, a subsidiary of the Company, of Epic Midstream LLC from the Holders (the “Epic Acquisition”). On August 8, 2017, the Company issued 1,650,104 Restricted Shares to the Holders in connection with the closing of the Epic Acquisition. The Restricted Shares were issued in reliance upon an exemption from registration under the federal securities laws provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

Also on August 8, 2017, in connection with the issuance of the Restricted Shares, the Company entered into a registration rights agreement with the Holders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, until the Restricted Shares are sold or are eligible for resale without limitation under Rule 144 under the Securities Act of 1933, as amended, the Company agreed to register the Restricted Shares for resale with the Securities and Exchange Commission on up to two separate occasions at the Holders’ request. The Holders also received certain “piggyback” registration rights.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Registration Rights Agreement, dated August 8, 2017, by and among Macquarie Infrastructure Corporation, WDE Epic Aggregate LLC, BWE Epic Holdings I-A, L.P. and BWE Epic Holdings I, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE CORPORATION

By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer

Dated:  August 14, 2017

EXHIBIT INDEX

Exhibit No.	Description
4.1	Registration Rights Agreement, dated August 8, 2017, by and among Macquarie Infrastructure Corporation, WDE Epic Aggregate LLC, BWE Epic Holdings I-A, L.P. and BWE Epic Holdings I, L.P.